EXHIBIT 10.2

AMENDMENT NO. 1 TO CANADIAN MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 1 TO CANADIAN MANAGEMENT AGREEMENT, dated as of March 30, 2021 (this “Amendment”), by and among: DRIVEN BRANDS CANADA FUNDING CORPORATION, a Canadian corporation (the “Canadian Co-Issuer”), CARSTAR CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian CARSTAR GP”), CARSTAR CANADA SPV LP, an Ontario limited partnership (“Canadian CARSTAR”), MAACO CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Maaco Franchisor GP”), MAACO CANADA SPV LP, an Ontario limited partnership (“Canadian Maaco Franchisor”), MEINEKE CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Meineke Franchisor GP”), MEINEKE CANADA SPV LP, an Ontario limited partnership (“Canadian Meineke Franchisor”), TAKE 5 CANADA SPV GP CORPORATION, a Canadian corporation (“Canadian Take 5 GP”), TAKE 5 CANADA SPV LP, an Ontario limited partnership (“Canadian Take 5”), GO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Go Glass Franchisor GP”), GO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Go Glass Franchisor”), STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a Canadian corporation (“Star Auto Glass Franchisor GP”), STAR AUTO GLASS FRANCHISOR SPV LP, an Ontario limited partnership (“Star Auto Glass Franchisor” and, together with Canadian CARSTAR GP, Canadian CARSTAR, Canadian Maaco Franchisor GP, Canadian Maaco Franchisor, Canadian Meineke Franchisor GP, Canadian Meineke Franchisor, Canadian Take 5 GP, Canadian Take 5, Go Glass Franchisor GP, Go Glass Franchisor and Star Auto Glass Franchisor GP, the “Canadian SPV Franchising Entities”), DRIVEN CANADA FUNDING HOLDCO CORPORATION, a Canadian corporation (“Canadian Funding Holdco”); DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a Canadian corporation (“Driven Canada Product Sourcing GP”), DRIVEN CANADA PRODUCT SOURCING LP, an Ontario limited partnership (“Driven Canada Product Sourcing”), DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a Canadian corporation (“Driven Canada Claims Management GP”), and DRIVEN CANADA CLAIMS MANAGEMENT LP, an Ontario limited partnership (“Driven Canada Claims Management” and, together with Canadian Funding Holdco, Driven Canada Product Sourcing GP, Driven Canada Product Sourcing, Driven Canada Claims Management GP and the Canadian SPV Franchising Entities, the “Guarantors” and together with the Canadian Co-Issuer, the “Canadian Securitization Entities” or the “Service Recipients”); Driven Brands Canada Shared Services Inc., a Canadian corporation, as manager (in such capacity, together with its successors and assigns, the “Canadian Manager”), and Citibank, N.A., as Trustee (in such capacity, together with its successors, the “Trustee”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Canadian Management Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Canadian Co-Issuer, Driven Brands Funding, LLC, a Delaware limited liability company (the “Issuer” and together with the Canadian Co-Issuer, the “Co-Issuers”), the Trustee and Citibank, N.A. as Securities Intermediary have entered into an Amended and Restated Base Indenture dated as of April 24, 2018 (as amended by Amendment No. 1 thereto, entered into on March 19, 2019, Amendment No. 2 thereto, entered into on June 15, 2019, Amendment No. 3 thereto, entered into on September 17, 2019, Amendment No. 4 thereto, entered into on July 6, 2020, and Amendment No. 5 thereto, entered into on December 14, 2020, and as the same may be further amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, and together with the Series Supplements thereto and any amendments to such Series Supplements, the “Indenture”), pursuant to which Indenture the Co-Issuers have issued the Series 2018-1 Notes, the Series 2019-1 Notes, the Series 2019-2 Notes, the Series 2019-3 Notes, the Series 2020-1 Notes and the Series 2020-2 Notes, and may issue additional series of notes from time to time (collectively, the “Notes”) on the terms described therein;

WHEREAS, in connection with the Indenture, the Canadian Co-Issuer, the other Service Recipients party thereto from time to time, the Canadian Manager, the Sub-managers party thereto from time to time and the Trustee have entered into the Canadian Management Agreement, dated as of July 6, 2020 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Canadian Management Agreement”);

WHEREAS, Section 8.3(a) of the Canadian Management Agreement provides, among other things, for the amendment of the Canadian Management Agreement with the consent of the Service Recipients, the Canadian Manager and the Trustee (acting at the direction of the Control Party), and Section 8.7(d) of the Base Indenture provides, among other things, for the amendment of the Canadian Management Agreement to the extent permitted by the terms thereof;

WHEREAS, in connection with the Indenture, the Issuer, the other Service Recipients (as defined in the U.S. Management Agreement (as defined below)) party thereto from time to time, Driven Brands, Inc., a Delaware corporation, as manager (in such capacity, together with its successors and assigns, the “U.S. Manager”), the Sub-managers (as defined in the U.S. Management Agreement) party thereto from time to time and the Trustee have entered into the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “U.S. Management Agreement”), which includes in Section 5.4 thereof provisions substantially identical to the provisions of Section 5.4 of the Canadian Management Agreement and which provisions of the U.S. Management Agreement have been amended on the date hereof in accordance with the terms thereof and the Base Indenture, including the definition and calculation of “Driven Brands Specified Non-Securitization Debt Cap” set forth therein (the “U.S. Management Agreement Amendment”);

WHEREAS, the Service Recipients and the Canadian Manager desire to amend Section 5.4 of the Canadian Management Agreement and the definition and calculation of “Driven Brands Specified Non-Securitization Debt Cap” set forth therein in a manner substantially identical to the U.S. Management Agreement Amendment, as set forth in Section 1 below (the “Canadian Management Agreement Amendment”); and

WHEREAS, in the U.S. Management Agreement Amendment, the Control Party (acting at the direction of the Controlling Class Representative) has consented to the Canadian Management Agreement Amendment and has directed the Trustee to enter into this Amendment.

NOW, THEREFORE, IT IS AGREED:

2

1.                   Amendment. Section 5.4 of the Canadian Management Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth as follows:

“Section 5.4 Specified Non-Securitization Debt Cap. Following the Series 2020-1 Closing Date, the Manager shall not and shall not permit the Non-Securitization Entities to incur any additional Indebtedness for borrowed money (“Specified Non-Securitization Debt”) if, after giving effect to such incurrence (and any repayment of Specified Non-Securitization Debt on such date), such incurrence would cause the aggregate Outstanding Principal Amount of the Specified Non-Securitization Debt of the Non-Securitization Entities as of such date to exceed $~~3~~50,000,000 (the “Driven Brands Specified Non-Securitization Debt Cap”); provided that the Driven Brands Specified Non-Securitization Debt Cap shall not be applicable to Specified Non-Securitization Debt (i) issued or incurred to refinance the Notes in whole, (ii) in excess of the Driven Brands Specified Non-Securitization Debt Cap if (a) the creditors (other than any creditor with respect to an aggregate amount of outstanding Indebtedness less than $50,000) under and with respect to such Indebtedness execute a non-disturbance agreement with the Trustee, as directed by the Manager and in a form reasonably satisfactory to the Servicer and the Trustee, that acknowledges the terms of the Securitization Transaction including the bankruptcy remote status of the Canadian Securitization Entities and their assets and (b) after giving pro forma effect to the incurrence of such Indebtedness (and any repayment of existing Indebtedness), the Driven Brands Leverage Ratio (as calculated without regard to any Indebtedness that is subject to the Driven Brands Specified Non-Securitization Debt Cap) is less than or equal to 7.00x ~~(assuming any variable funding or revolving facility is fully drawn)~~, (iii) that is considered Indebtedness due solely to a change in accounting rules that takes effect subsequent to the Series 2015-1 Closing Date but that was not considered Indebtedness prior to such date, (iv) in respect of any obligation of any Non-Securitization Entity to reimburse ~~the~~ any Co-Issuer for any draws under any one or more Letters of Credit, (v) in respect of intercompany notes among Non-Securitization Entities or (vi) with respect to any Letter of Credit that is 100% cash collateralized. A violation of the foregoing covenant will result in a Manager Termination Event and therefore a Rapid Amortization Event.”

2.                   Effectiveness. This Amendment shall become effective when each of the signatories hereto has executed a counterpart hereof. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Canadian Management Agreement shall remain in full force and effect and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Canadian Management Agreement made in accordance with the terms thereof, as amended by this Amendment.

3.                   Counterparts; Binding Effect. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment in electronic form (including by telecopy, pdf, or e-signature) shall be effective as delivery of a manually executed counterpart of this Amendment.

3

4.                   Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.

5.                   Electronic Signatures and Transmission. For purposes of this Amendment, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, directions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in this Amendment that is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Amendment, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.

[The remainder of this page is intentionally left blank.]

4

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

DRIVEN BRANDS CANADA SHARED SERVICES INC., as Canadian Manager

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

DRIVEN BRANDS CANADA FUNDING CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

CARSTAR CANADA SPV LP by its general partner CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

CARSTAR CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice-President and Secretary

[Signature Page to Amendment No. 1 to Canadian Management Agreement]

MAACO CANADA SPV LP by its general partner MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MAACO CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MEINEKE CANADA SPV LP by its general partner, MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

MEINEKE CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 1 to Canadian Management Agreement]

TAKE 5 CANADA SPV LP by its general partner TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

TAKE 5 CANADA SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

GO GLASS FRANCHISOR SPV LP by its general partner GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

GO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 1 to Canadian Management Agreement]

STAR AUTO GLASS FRANCHISOR SPV LP by its general partner STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRVEN CANADA PRODUCT SOURCING LP by its general partner DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA CLAIMS MANAGEMENT LP by its general partner DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

DRIVEN CANADA FUNDING HOLDCO CORPORATION, as a Service Recipient

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President and Secretary

[Signature Page to Amendment No. 1 to Canadian Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Anthony Bausa
Name:	Anthony Bausa
Title:	Senior Trust Officer

[Signature Page to Amendment No. 1 to Canadian Management Agreement]